UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

NiSource Inc.

(Exact name of registrant as specified in its charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Maximum Tender Offer

On August 26, 2020, NiSource Inc. (“NiSource”) issued two press releases announcing the results and pricing of its previously announced tender offer (the “Maximum Tender Offer”) to purchase for cash up to an aggregate maximum repurchase amount of $150,000,000 principal amount (the “Aggregate Maximum Repurchase Amount”) of the debt securities identified in the table below (collectively, the “Maximum Tender Offer Notes”). Copies of the two press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The table below lists the aggregate principal amount of the Maximum Tender Offer Notes that were accepted for purchase and the aggregate principal amount that remains outstanding for each series of Maximum Tender Offer Notes for which notes were accepted for purchase.

Title of Notes	Principal Amount Accepted for Purchase	Principal Amount Outstanding After Maximum Tender Offer
6.25% Notes due 2040	$97,398,000	$152,602,000
5.95% Notes due 2041	$52,603,000	$347,397,000

The Maximum Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on September 9, 2020, unless extended or earlier terminated. Maximum Tender Offer Notes in an amount equal to the Aggregate Maximum Repurchase Amount that were validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on August 25, 2020 (the “Early Tender Date”), were accepted for purchase. Because the Maximum Tender Offer has been fully subscribed as of the Early Tender Date, holders who tender Maximum Tender Offer Notes after the Early Tender Date will not have any of their Maximum Tender Offer Notes accepted for purchase.

The aggregate purchase price for the Maximum Tender Offer Notes accepted for purchase in the Maximum Tender Offer as of the date hereof, including accrued interest and an early tender payment of $30 per $1,000 principal amount of Maximum Tender Offer Notes accepted for purchase, was $225,951,535.66.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release announcing the Early Tender Results of NiSource Inc.’s Tender Offer for its Maximum Tender Offer Notes, dated August 26, 2020

99.2	Press Release announcing Pricing of NiSource Inc.’s Maximum Tender Offer, dated August 26, 2020

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)

Date: August 26, 2020	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer